SOLD NOTE

Transferee WANG MINGJIE 王明洁

Address

NO. 72, XIAYANG STREET, YONGXING STREET, LONGWAN DISTRICT, WENZHOU CITY, ZHEJIANG PROVINCE, CHINA

Occupation Merchant

Name of company in which the share(s) to be transferred -

ZK International Group Co., Ltd
正康国际集团有限公司

Number of share(s) -10,000- Ordinary of $ 1.00 each

Consideration received USD10,000.00

(Transferor) 郑佳俊

CHENG KAI CHUN 鄭佳俊

Dated 12th 0 ctober 2015

BOUGHT NOTE

Transferor CHENG KAI CHUN 鄭佳俊

Address ROOM F, 14/F, BLCOK 8, ALDRICH GARDEN, SHAU KEI WAN, HONG KONG

Occupation Merchant

Name of company in which the share(s) to be transferred -

ZK International Group Co., Ltd
正康国际集团有限公司

Number of share(s) -10,000- Ordinary of $ 1.00 each

Consideration paid USD10,000.00

(Transferee) 王明洁

WANG MINGJIE 王明洁

Dated 12th 0 ctober 2015

Our Ref. (MASTER)

Doc. No.

INSTRUMENT OF TRANSFER

ZK International Group Co., Ltd
正康国际集团有限公司

I/We . CHENG KAI CHUN 鄭佳俊

of ROOM F, 14/F, BLCOK 8, ALDRICH GARDEN, SHAU KEI WAN, HONG KONG

in consideration of the sum of USD10,000.00

paid to me/us by (name) WANG MINGJIE 王明洁

(occupation) Merchant

of (address) NO. 72, XIAYANG STREET, YONGXING STREET, LONGWAN DISTRICT, WENZHOU CITY, ZHEJIANG PROVINCE, CHINA

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the -10,000- Ordinary share(s)

numbered

standing in my/our name in the register

ZK International Group Co., Ltd
正康国际集团有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the 12th 0 ctober 2015

Witness to the signature(s) of the Transferor -

Witness's name and address:

郑佳俊

CHENG KAI CHUN 鄭佳俊

Witness to the signature(s) of the Transferee -

Witness's name and address:

王明洁

WANG MINGJIE 王明洁

Our Ref. (MASTER)

Doc. No.